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                                                                    Exhibit 32.1

Certification by the Chief Executive Officer and Chief Financial Officer Relating to a Periodic Report Containing Financial Statements


         I, Jeffrey L. Radke, Chief Executive Officer, and John M. Modin, Chief Financial Officer, of PXRE Group Ltd., a Bermuda corporation (the "Company"), hereby certify that, based on our knowledge:

         (1) The Company's periodic report containing financial statements on Form 10-K for the period ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *


Date: As of March 11, 2004


CHIEF EXECUTIVE OFFICER:                CHIEF FINANCIAL OFFICER:


/s/ Jeffrey L. Radke                    /s/ John M. Modin
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Jeffrey L. Radke                        John M. Modin